Ivy Small Cap Growth Fund

Summary Prospectus   |   July 29, 2011

Share Class (Ticker):    Class A Shares (WSGAX), Class B Shares (WSGBX), Class C Shares (WRGCX), Class E Shares (ISGEX), Class I Shares (IYSIX), Class R Shares (WSGRX), Class Y Shares (WSCYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to LegalCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated July 29, 2011 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 173 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.50%	0.25%
Other Expenses	0.41%	0.69%	0.33%	1.07%	0.22%	0.32%	0.23%
Total Annual Fund Operating Expenses	1.51%	2.54%	2.18%	2.17%	1.07%	1.67%	1.33%
Fee Waiver and/or Expense Reimbursement2,[3]	0.00%	0.00%	0.00%	0.61%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.51%	2.54%	2.18%	1.56%	1.07%	1.67%	1.33%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2012, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the expenses for Class E shares at 1.56%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

[3]

From August 1, 2011 through July 31, 2012, to the extent that the total annual fund operating expenses of the Class Y shares exceeds the total annual fund operating expenses of the Class A shares, IFDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual fund operating expenses of the Class Y shares do not exceed the total annual fund operating expenses of the Class A shares, as calculated at the end of each month.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$720	$1,025	$1,351	$2,273
Class B Shares	657	1,091	1,450	2,623
Class C Shares	221	682	1,169	2,513
Class E Shares	745	1,201	1,702	3,073
Class I Shares	109	340	590	1,306
Class R Shares	169	526	906	1,975
Class Y Shares	135	421	729	1,601

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$720	$1,025	$1,351	$2,273
Class B Shares	257	791	1,350	2,623
Class C Shares	221	682	1,169	2,513
Class E Shares	745	1,201	1,702	3,073
Class I Shares	109	340	590	1,306
Class R Shares	169	526	906	1,975
Class Y Shares	135	421	729	1,601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

Ivy Small Cap Growth Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small cap companies. Small cap companies typically are companies with market capitalizations below $3.5 billion. The Fund emphasizes smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting securities for the Fund, IICO utilizes a bottom-up stock picking process that focuses on companies it believes have long-term growth potential with superior financial characteristics and, therefore, are believed by IICO to be of a higher quality than many other small cap companies. IICO may look at a number of factors regarding a company, such as: aggressive or creative and strong management, technological or specialized expertise, new or unique products or services, entry into new or emerging industries, growth in earnings/growth in sales/positive cash flows, security size and liquidity.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio, and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Small Company Risk. Equity securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Performance1

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 24.65% (the fourth quarter of 2001) and the lowest quarterly return was -23.73% (the third quarter of 2001). The Class A return for the year through June 30, 2011 was 10.94%.

[1]

The Fund previously displayed Class C total return information in the chart above and as the main share class below because Class C was the oldest share class. Since the Fund’s Class A shares now possess a ten-year performance history, the Fund will now display Class A share performance in order to be consistent with a majority of the other Ivy Funds, which also display Class A performance information.

Average Annual Total Returns

as of December 31, 2010	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	27.77%	5.36%	5.22%
Return After Taxes on Distributions	27.77%	4.43%	4.71%
Return After Taxes on Distributions and Sale of Fund Shares	18.05%	4.54%	4.53%
Class B
Return Before Taxes	30.09%	5.38%	4.77%
Class C
Return Before Taxes	34.60%	5.90%	5.09%
Class E (began on 04-02-2007)
Return Before Taxes	27.74%	N/A	4.38%
Class I (began on 04-02-2007)
Return Before Taxes	36.08%	N/A	7.19%
Class R (began on 12-29-2005)
Return Before Taxes	35.47%	6.56%	6.41%
Class Y
Return Before Taxes	35.77%	6.88%	6.07%
Indexes
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	29.06%	5.27%	3.77%
Lipper Small-Cap Growth Funds Universe Average (net of fees and expenses)	27.62%	4.21%	3.47%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Timothy J. Miller, Vice President of IICO, has managed the Fund since April 2010.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, such as for Class R shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I, Class R and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-WSGAX